UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-02021

DWS Securities Trust

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	5/31

Date of reporting period:	5/31/2010

ITEM 1.	REPORT TO STOCKHOLDERS
  MAY 31, 2010

Annual Report to Shareholders

DWS Climate Change Fund

Contents

4 Performance Summary

6 Information About Your Fund's Expenses

8 Portfolio Management Review

12 Portfolio Summary

14 Investment Portfolio

20 Statement of Assets and Liabilities

22 Statement of Operations

23 Statement of Changes in Net Assets

24 Financial Highlights

28 Notes to Financial Statements

38 Report of Independent Registered Public Accounting Firm

39 Tax Information

40 Summary of Management Fee Evaluation by Independent Fee Consultant

45 Board Members and Officers

49 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increased volatility. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Stocks may decline in value. See the prospectus for details.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary May 31, 2010

Average Annual Total Returns as of 5/31/10
Unadjusted for Sales Charge	1-Year	Life of Fund*
Class A	-5.65%	-17.71%
Class C	-6.35%	-18.35%
Adjusted for the Maximum Sales Charge
Class A (max 5.75% load)	-11.08%	-19.48%
Class C (max 1.00% CDSC)	-6.35%	-18.35%
No Sales Charges
Class S	-5.32%	-17.48%
Institutional Class	-5.33%	-17.53%
MSCI World Index+	13.65%	-10.56%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* The Fund commenced operations on September 6, 2007. Index returns began on August 31, 2007.

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the Fund's most recent month-end performance. Performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated October 1, 2009 are 2.08%, 2.88%, 1.89% and 1.64% for Class A, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

The Fund may charge a 2% fee for redemptions of shares held less than 15 days.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Climate Change Fund — Class A [] MSCI World Index+

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

* The Fund commenced operations on September 6, 2007. Index returns began on August 31, 2007.

+ The Morgan Stanley Capital International (MSCI) World Index is an unmanaged, capitalization-weighted measure of global stock markets including the US, Canada, Europe, Australia and the Far East. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates.

Net Asset Value
	Class A	Class C	Class S	Institutional Class
Net Asset Value: 5/31/10	$ 5.84	$ 5.75	$ 5.87	$ 5.86
5/31/09	$ 6.19	$ 6.14	$ 6.20	$ 6.19
Lipper Rankings — Global Multi-Cap Growth Funds Category as of 5/31/10
Period	Rank		Number of Fund Classes Tracked	Percentile Ranking (%)
Class A 1-Year	72	of	73	98
Class C 1-Year	73	of	73	99
Class S 1-Year	70	of	73	95
Institutional Class 1-Year	70	of	73	95

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (December 1, 2009 to May 31, 2010).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended May 31, 2010
Actual Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 12/1/09	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 5/31/10	$ 869.80	$ 866.70	$ 871.40	$ 871.40
Expenses Paid per $1,000*	$ 8.16	$ 11.63	$ 7.00	$ 7.28
Hypothetical 5% Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 12/1/09	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 5/31/10	$ 1,016.21	$ 1,012.47	$ 1,017.45	$ 1,017.15
Expenses Paid per $1,000*	$ 8.80	$ 12.54	$ 7.54	$ 7.85

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class C	Class S	Institutional Class
DWS Climate Change Fund	1.75%	2.50%	1.50%	1.56%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS Climate Change Fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to institutional and retail clients.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Deutsche Asset Management International GmbH ("DeAMi"), a US registered investment advisor, is the subadvisor for the fund. DeAMi renders investment advisory and management services to the fund. DeAMi provides a full range of investment advisory services to institutional accounts and investment companies. DeAMi is a subsidiary of Deutsche Bank AG.

Portfolio Manager

Nicolas Huber

Portfolio Manager

Overview of Market and Fund Performance

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

An environment of improving economic growth and recovering corporate earnings fueled rising investor optimism during the past year, leading to a gain of 13.65% for the fund's benchmark, Morgan Stanley Capital International (MSCI) World Index.1 Unfortunately, stocks related to the climate change theme faced headwinds relative to the broader market. The result was that the fund, whose Class A shares returned -5.65% for the fiscal year ended May 31, 2010, underperformed relative to the MSCI World Index. Still, as we discuss in detail below, we believe there are still a number of positive longer-term trends supporting the sectors related to climate change. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 5 for the performance of other share classes and for more complete performance information.)

Given that our fund invests in companies working to mitigate climate change or adapt to climate change, the majority of our investment opportunities come from the industrials, utilities, materials and information technology sectors. Due to its thematic focus, the fund is not able to fully participate when other sectors, such as energy, consumer discretionary, consumer staples, health care, financials, or telecommunications services outperform. This led to a shortfall relative to the benchmark when the consumer discretionary sector — where the fund has a large underweight — delivered a return more than double that of the broader market during the one-year period ended May 31, 2010.2 Similarly, the fund's overweight in the utilities sector also detracted from performance relative to the MSCI World Index.

The primary issue weighing on our investment universe was the continued efforts by the world's governments to alleviate the aftereffects of the 2008-2009 crisis period. With lawmakers focusing their attention on other priorities, climate change legislation generally took a backseat. The disappointments were varied and global in nature. Most notably, the United Nations Climate Change Conference, held in Copenhagen in late 2009, failed to produce the binding global agreement that many had anticipated. Here in the United States, investors had to contend with the slow allocation of the stimulus money — which delayed many of the green initiatives funded by the bill. Taken together, these various setbacks caused our universe to underperform as investors gravitated to sectors with more positive news flow.

The majority of the fund's underperformance came from the clean technology area, which includes investments in solar- and wind-related stocks. The key issue weighing on this group was the concern about changes to feed-in tariffs in Germany and Spain, which pressured shares of fund holdings such as Solarworld AG, First Solar, Inc. and Yingli Green Energy Holding Co., Ltd.3 In addition, the wind power stocks of Vestas Wind Systems AS, a Denmark-based company, and Gamesa Corp Tecnologica SA, a Spain-based company, were hit hard by the broader concerns about Europe's peripheral economies. Vestas is a producer of turbines that was hurt by falling demand from the United States.

The fund also had its share of winners in clean technology. Most notable among these was BYD Co. Ltd., a Chinese firm that makes electric vehicles. In 2009, when most companies saw their earnings pressured by the weak global economy, BYD managed to post rising profits behind rising demand for its vehicles from Chinese consumers. The stock gained over 82% during the year, boosting the fund's performance.

The fund's energy efficiency theme also detracted from performance, though not to the extent of clean technology. Our largest detractor was Comverge, Inc., a maker of smart-grid technology whose earnings results were pressured by rising costs. This theme was also home, however, to two significant winners: Cree, Inc. and Cooper Industries PLC. Cree, a producer of LED lighting technologies, beat earnings estimates and reported better-than-expected top-line growth. Cooper, a manufacturer of tools and electrical equipment, benefited as the continued build-out of the global infrastructure increased the demand for its products. This robust top-line growth, together with the company's efforts at reducing costs in recent years, translated into stronger profits and a rising stock price.

In the environmental management space, the key detractor was our position in Tetra Tech Inc., an engineering and construction company whose shares plunged in January after it lowered its earnings guidance for 2010. On the plus side, we added value through a position in Koninklijke Boskalis Westminster NV, a Netherlands-based company that provides maritime infrastructure services. The stock performed very well after generating robust profits and reporting a strong book of future orders.

Outlook and Positioning

As of May 31, 2010, the fund held 42% of assets in the clean technology theme, compared with 47% one year ago. As of that date, the fund's energy efficiency theme represented 28% of assets, even with year-ago levels, while the fund's adaptation theme rose to 26% from 22%. Lastly, on such date, the remainder of the fund was in cash. Part of the reduced weighting in clean technology resulted from the poor market performance of our holdings in solar- and wind-related shares, but a portion of the decline came from our reduction in the fund's solar exposure and some profit-taking we initiated in late 2009. The rise in adaptation resulted from our decision to add to the waste management sub-theme, reflecting the positive impact that rising scrap prices are having on recyclers.

We expect markets to remain volatile in the near term, and we anticipate that continued concerns about government finances will remain a factor in the performance of our investment universe.

With regard to government policy, we believe some of the negative headlines have obscured a number of important developments. Between June 2008 and May 2010, world governments made 738 different policy announcements related to climate change. Included among these are the introduction of micro-generation feed-in tariffs for renewable energy and renewable heating in the United Kingdom, the Environmental Protection Agency's development of rules on coal for 2011 and President Obama's push to raise vehicles' fuel efficiency. While the major news story of the past year was the lack of an agreement at the Copenhagen summit, we believe governments continue to enact measures that should have a beneficial impact on companies in our investment universe.

Lastly, we believe there are long-term opportunities that are likely to emerge in businesses related to the climate change theme. The world faces three interrelated energy challenges that require serious capital mobilization. First, increasing energy security is a top priority for governments around the world, especially for developed countries aiming to reduce energy dependence on politically unstable regions. Second, global carbon dioxide must be stabilized to avoid climate change. Third, economic development requires that the 1.5 billion people who live in rural areas of the developing world — and who therefore lack grid connection — gain access to affordable, reliable and clean energy. Renewable energies can help achieve these goals, in tandem with complementary efforts focusing on funding for energy efficiency, other low carbon energy options and the expansion of the electricity grid.

1 The Morgan Stanley Capital International (MSCI) World Index is an unmanaged, capitalization-weighted measure of global stock markets including the US, Canada Europe, Australia and the Far East. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

2 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

3 A feed-in tariff is a policy mechanism designed to encourage the adoption of renewable energy sources.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	5/31/10	5/31/09

Common Stocks	98%	98%
Participatory Notes	1%	—
Cash Equivalents	1%	2%
	100%	100%
Geographical Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	5/31/10	5/31/09

United States	44%	44%
Germany	8%	14%
Japan	8%	—
China	5%	6%
Canada	4%	6%
Spain	4%	4%
Denmark	4%	2%
Hong Kong	4%	—
Netherlands	4%	1%
United Kingdom	3%	4%
Switzerland	2%	4%
Norway	2%	2%
Other	8%	13%
	100%	100%
Sector Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	5/31/10	5/31/09

Industrials	52%	60%
Materials	19%	15%
Information Technology	11%	6%
Consumer Staples	7%	2%
Utilities	4%	11%
Financials	3%	2%
Consumer Discretionary	3%	2%
Energy	1%	2%
	100%	100%

Asset allocation, geographical diversification and sector diversification are subject to change.

Ten Largest Equity Holdings at May 31, 2010 (26.4% of Net Assets)	Country	Percent
1. Quanta Services, Inc. Provider of infrastructure services	United States	3.5%
2. Vestas Wind Systems AS Develops, manufactures and markets wind turbines that generate electricity	Denmark	3.4%
3. Gamesa Corp. Tecnologica SA Manufactures aeronautical components and generators	Spain	3.1%
4. Wacker Chemie AG Manufactures various chemical products for a wide array of customers worldwide	Germany	2.7%
5. Bunge Ltd. Integrated global agribusiness and food company	United States	2.5%
6. East Japan Railway Co. Provides rail transportation	Japan	2.4%
7. Cooper Industries PLC A global, diversified electrical products and tools manufacturer	United States	2.4%
8. SIG PLC Distributes and installs thermal insulation materials and associated products	United Kingdom	2.2%
9. Itron, Inc. Manufacturer of meter reading instruments for utilities	United States	2.1%
10. Tianneng Power International Ltd. Manufactures motive battery products	Hong Kong	2.1%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 14. A quarterly Fact Sheet is available upon request. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. A complete list of the Fund's portfolio holdings is also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio as of May 31, 2010

	Shares	Value ($)

Common Stocks 95.5%
Australia 0.9%
Incitec Pivot Ltd. (Cost $603,005)	185,000	471,039
Austria 1.0%
Verbund AG (Cost $646,425)	17,150	547,512
Belgium 1.3%
Hansen Transmissions International NV* (Cost $779,537)	558,400	721,397
Brazil 0.3%
Sao Martinho SA (Cost $221,893)	23,300	187,423
Canada 4.2%
Agrium, Inc.	15,150	850,823
MagIndustries Corp.* (a)	457,000	163,542
Potash Corp. of Saskatchewan, Inc.	3,301	327,426
Ruggedcom, Inc.*	8,378	120,325
Viterra, Inc.*	114,440	849,645
(Cost $2,477,878)		2,311,761
Chile 0.6%
Sociedad Quimica y Minera de Chile SA (ADR) (b) (Cost $338,817)	9,150	306,983
China 5.0%
BYD Co., Ltd. "H" (b)	77,600	650,786
China Longyuan Power Group Corp. "H"* (b)	280,000	279,410
Duoyuan Global Water, Inc. (ADR)*	6,100	124,989
Shenzhen Dongjiang Environmental Co., Ltd. "H"	900,000	292,433
Trina Solar Ltd. (ADR)* (b)	48,748	853,090
Yingli Green Energy Holding Co., Ltd. (ADR)* (b)	56,824	520,508
(Cost $3,186,245)		2,721,216
Denmark 4.0%
Rockwool International AS "B"	4,000	354,942
Vestas Wind Systems AS*	38,564	1,845,454
(Cost $2,807,619)		2,200,396
France 1.1%
Alstom SA	5,939	285,681
Saft Groupe SA	9,773	302,872
(Cost $623,991)		588,553
Germany 8.1%
Centrotherm Photovoltaics AG*	8,700	280,100
Nordex SE*	49,831	471,681
SGL Carbon SE*	20,485	615,579
SMA Solar Technology AG	5,680	573,327
Solarworld AG (b)	94,499	999,622
Wacker Chemie AG	11,850	1,487,312
(Cost $5,381,144)		4,427,621
Hong Kong 3.9%
Coslight Technology International Group Ltd.	353,500	330,510
Guangdong Investment Ltd.	712,000	345,649
Tianneng Power International Ltd. (b)	2,006,973	1,123,806
Wasion Group Holdings Ltd. (c)	476,000	311,774
(Cost $2,105,091)		2,111,739
Ireland 1.3%
Kerry Group PLC "A"	7,000	194,277
Kingspan Group PLC*	54,635	484,513
(Cost $472,387)		678,790
Japan 7.6%
Asahi Kasei Corp.	128,000	672,834
Citizen Holdings Co., Ltd.	69,000	412,675
Dowa Holdings Co., Ltd.	120,000	642,634
East Japan Railway Co.	20,450	1,319,572
Nitto Denko Corp.	15,200	542,112
Stella Chemifa Corp. (b)	4,200	142,420
Yaskawa Electric Corp.	50,000	393,964
(Cost $4,156,704)		4,126,211
Korea 0.7%
Seoul Semiconductor Co., Ltd. (Cost $411,432)	10,200	385,253
Netherlands 3.4%
CNH Global NV*	21,200	543,992
Koninklijke Boskalis Westminster NV	10,277	391,955
Wavin NV*	76,446	927,816
(Cost $2,249,436)		1,863,763
Norway 1.5%
Yara International ASA (Cost $891,535)	27,383	809,206
Spain 4.2%
Abengoa SA	6,300	113,458
Gamesa Corp. Tecnologica SA	170,225	1,679,920
Iberdrola Renovables SA	163,100	501,849
(Cost $4,159,091)		2,295,227
Switzerland 1.5%
Bucher Industries AG (Registered) (Cost $950,892)	7,700	840,121
United Kingdom 2.7%
Rotork PLC	13,873	275,273
SIG PLC*	692,527	1,188,591
(Cost $2,316,499)		1,463,864
United States 42.2%
AGCO Corp.*	9,888	284,478
American Superconductor Corp.* (b)	31,366	961,682
Archer-Daniels-Midland Co.	23,100	583,737
Bunge Ltd. (b)	27,800	1,355,528
Calgon Carbon Corp.* (b)	48,801	725,671
Capstone Turbine Corp.* (b)	285,715	328,572
Clean Energy Fuels Corp.*	19,800	295,416
Comverge, Inc.* (b)	77,865	742,832
Cooper Industries PLC	27,511	1,292,192
Cree, Inc.*	3,907	259,308
Dow Chemical Co.	35,200	947,232
Emerson Electric Co.	10,636	493,936
Energy Recovery, Inc.* (b)	74,990	268,464
EnerNOC, Inc.*	29,700	834,570
EnerSys*	28,200	634,500
Exelon Corp.	6,500	250,900
First Solar, Inc.*	3,709	416,743
FMC Corp.	3,550	214,952
General Electric Co.	33,798	552,597
Hain Celestial Group, Inc.*	16,600	357,896
ITC Holdings Corp.	6,956	366,651
Itron, Inc.*	17,100	1,139,886
Layne Christensen Co.*	15,550	388,905
Mueller Water Products, Inc. "A"	226,350	980,095
MYR Group, Inc.*	37,500	618,375
Pentair, Inc.	26,300	903,668
Plum Creek Timber Co., Inc. (REIT) (b)	22,538	789,281
Power Integrations, Inc.	21,015	714,090
Quanta Services, Inc.* (b)	91,600	1,898,868
Rayonier, Inc. (REIT)	17,721	795,318
Tetra Tech, Inc.*	36,273	822,128
The Mosaic Co.	13,200	609,444
Trimble Navigation Ltd.*	10,100	290,173
Weyerhaeuser Co.	20,800	885,665
(Cost $24,090,819)		23,003,753
Total Common Stocks (Cost $58,870,440)		52,061,828

Participatory Note 0.6%
India
Mahindra & Mahindra Ltd. (issuer Merrill Lynch International & Co.), Expiration Date 5/3/2011* (Cost $296,884)	26,400	310,483

Securities Lending Collateral 20.1%
Daily Asset Fund Institutional, 0.28% (d) (e) (Cost $10,956,236)	10,956,236	10,956,236

Cash Equivalents 0.5%
Central Cash Management Fund, 0.22% (d) (Cost $267,742)	267,742	267,742
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $70,391,302)+	116.7	63,596,289
Other Assets and Liabilities, Net	(16.7)	(9,086,058)
Net Assets	100.0	54,510,231

* Non-income producing security

+ The cost for federal income tax purposes was $72,567,886. At May 31, 2010, net unrealized depreciation for all securities based on tax cost was $8,971,597. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $2,119,572 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $11,091,169.

(a) Security is listed in country of domicile. Significant business activities of company are in the Republic of the Congo.

(b) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at May 31, 2010 amounted to $10,504,616, which is 19.3% of net assets.

(c) Security is listed in country of domicile. Significant business activities of company are in China.

(d) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(e) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

ADR: American Depositary Receipt

REIT: Real Estate Investment Trust

As of May 31, 2010, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
EUR	244,698	USD	326,589	6/1/2010	25,778	Credit Suisse
EUR	4,000,000	USD	5,253,360	7/27/2010	332,912	Credit Suisse
EUR	4,000,000	USD	5,255,200	7/27/2010	334,752	Citigroup, Inc.
Total unrealized appreciation					693,442
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
USD	9,945,360	EUR	8,000,000	7/27/2010	(104,463)	Credit Suisse
Currency Abbreviations
EUR Euro USD United States Dollar

For information on the Fund's policy and additional disclosures regarding forward foreign currency exchange contracts, please refer to the Derivatives section of Note A in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of May 31, 2010 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Common Stocks
Australia	$ —	$ 471,039	$ —	$ 471,039
Austria	—	547,512	—	547,512
Belgium	—	721,397	—	721,397
Brazil	187,423	—	—	187,423
Canada	2,311,761	—	—	2,311,761
Chile	306,983	—	—	306,983
China	1,498,587	1,222,629	—	2,721,216
Denmark	—	2,200,396	—	2,200,396
France	—	588,553	—	588,553
Germany	—	4,427,621	—	4,427,621
Hong Kong	—	2,111,739	—	2,111,739
Ireland	—	678,790	—	678,790
Japan	—	4,126,211	—	4,126,211
Korea	—	385,253	—	385,253
Netherlands	543,992	1,319,771	—	1,863,763
Norway	—	809,206	—	809,206
Spain	—	2,295,227	—	2,295,227
Switzerland	—	840,121	—	840,121
United Kingdom	—	1,463,864	—	1,463,864
United States	23,003,753	—	—	23,003,753
Participatory Note	—	310,483	—	310,483
Short-Term Investments (f)	11,223,978	—	—	11,223,978
Derivatives (g)	—	693,442	—	693,442
Total	$ 39,076,477	$ 25,213,254	$ —	$ 64,289,731
Liabilities
Derivatives (g)	$ —	$ (104,463)	$ —	$ (104,463)
Total	$ —	$ (104,463)	$ —	$ (104,463)

(f) See Investment Portfolio for additional detailed categorizations.

(g) Derivatives include unrealized appreciation (depreciation) on open forward foreign currency exchange contracts.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of May 31, 2010
Assets
Investments: Investments in securities, at value (cost $59,167,324) — including $10,504,616 of securities loaned	$ 52,372,311
Investment in Daily Assets Fund Institutional Fund (cost $10,956,236)*	10,956,236
Investment in Central Cash Management Fund (cost $267,742)	267,742
Total investments, at value (cost $70,391,302)	63,596,289
Cash	1,555
Foreign currency, at value (cost $982,568)	967,749
Receivable for investments sold	728,564
Receivable for Fund shares sold	53,982
Receivable for variation margin on closed futures contracts	166,352
Dividends receivable	141,797
Interest receivable	24,426
Foreign taxes recoverable	31,453
Unrealized appreciation on open forward foreign currency exchange contracts	693,442
Due from Custodian	48,604
Due from Advisor	39,804
Other assets	19,188
Total assets	66,513,205
Liabilities
Payable for investments purchased	289,826
Payable for Fund shares redeemed	187,650
Payable upon return securities loaned	10,956,236
Unrealized depreciation on open forward foreign currency exchange contracts	104,463
Net payable on closed forward foreign currency exchange contracts	326,589
Accrued management fee	47,581
Other accrued expenses and payables	90,629
Total liabilities	12,002,974
Net assets, at value	$ 54,510,231
Net Assets Consist of
Accumulated net investment loss	(588,979)
Net unrealized appreciation (depreciation) on: Investments	(6,795,013)
Foreign currency	569,766
Accumulated net realized gain (loss)	(44,319,836)
Paid-in capital	105,644,293
Net assets, at value	$ 54,510,231

* Represents collateral on securities loaned

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of May 31, 2010 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($24,420,391 ÷ 4,181,006 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 5.84
Maximum offering price per share (100 ÷ 94.25 of $5.84)	$ 6.20

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($12,679,181 ÷ 2,204,544 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 5.75
Class S Net Asset Value, offering and redemption price(a) per share ($16,306,729 ÷ 2,776,689 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 5.87
Institutional Class Net Asset Value, offering and redemption price(a) per share ($1,103,930 ÷ 188,403 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 5.86

(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the year ended May 31, 2010
Investment Income
Income: Dividends (net of foreign taxes withheld of $57,111)	$ 779,488
Interest	387
Income distributions — affiliated cash management vehicles	4,527
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	115,480
Total Income	899,882
Expenses: Management fee	740,435
Administration fee	74,044
Services to shareholders	285,909
Distribution and service fees	239,783
Professional fees	73,929
Custodian fee	36,324
Trustees' fees and expenses	3,438
Reports to shareholders	70,149
Registration fees	66,953
Other	20,419
Total expenses before expense reductions	1,611,383
Expense reductions	(256,853)
Total expenses after expense reductions	1,354,530
Net investment income (loss)	(454,648)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	2,593,066
Futures	(365,276)
Foreign currency	(327,103)
1,900,687
Change in net unrealized appreciation (depreciation) on: Investments	(4,057,251)
Futures	235,132
Foreign currency	518,573
(3,303,546)
Net gain (loss)	(1,402,859)
Net increase (decrease) in net assets resulting from operations	$ (1,857,507)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Years Ended May 31,
	2010	2009
Operations: Net investment income (loss)	$ (454,648)	$ 107,846
Net realized gain (loss)	1,900,687	(44,000,443)
Change in net unrealized appreciation (depreciation)	(3,303,546)	(7,739,930)
Net increase (decrease) in net assets resulting from operations	(1,857,507)	(51,632,527)
Distributions to shareholders from: Net investment income:
Class A	—	(185,818)
Class S	—	(81,350)
Institutional Class	—	(15,558)
Net realized gains: Class A	—	(1,775)
Class C	—	(868)
Class S	—	(536)
Institutional Class	—	(103)
Total distributions	—	(286,008)
Fund share transactions: Proceeds from shares sold	23,451,391	57,350,509
Reinvestment of distributions	—	229,048
Cost of shares redeemed	(40,626,361)	(45,089,738)
Redemption fees	1,127	4,568
Net increase (decrease) in net assets from Fund share transactions	(17,173,843)	12,494,387
Increase (decrease) in net assets	(19,031,350)	(39,424,148)
Net assets at beginning of period	73,541,581	112,965,729
Net assets at end of period (including accumulated net investment loss of $588,979 and undistributed net investment income of $28,049, respectively)	$ 54,510,231	$ 73,541,581

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended May 31,	2010	2009	2008[a]
Selected Per Share Data
Net asset value, beginning of period	$ 6.19	$ 10.39	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	(.04)	.02	.05
Net realized and unrealized gain (loss)	(.31)	(4.19)	.35
Total from investment operations	(.35)	(4.17)	.40
Less distributions from: Net investment income	—	(.03)	—
Net realized gains	—	(.00)***	(.01)
Total distributions	—	(.03)	(.01)
Redemption fees	.00***	.00***	.00***
Net asset value, end of period	$ 5.84	$ 6.19	$ 10.39
Total Return (%)[c,d]	(5.65)	(40.07)	3.97**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	24	36	59
Ratio of expenses before expense reductions (%)	1.98	2.08	2.38*
Ratio of expenses after expense reductions (%)	1.75	1.75	1.75*
Ratio of net investment income (loss) (%)	(.54)	.26	.74*
Portfolio turnover rate (%)	114	166	63**

[a] For the period from September 6, 2007 (commencement of operations) to May 31, 2008.

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charges.

[d] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class C Years Ended May 31,	2010	2009	2008[a]
Selected Per Share Data
Net asset value, beginning of period	$ 6.14	$ 10.33	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	(.08)	(.03)	(.00)***
Net realized and unrealized gain (loss)	(.31)	(4.16)	.34
Total from investment operations	(.39)	(4.19)	.34
Less distributions from: Net realized gains	—	(.00)***	(.01)
Redemption fees	.00***	.00***	.00***
Net asset value, end of period	$ 5.75	$ 6.14	$ 10.33
Total Return (%)[c,d]	(6.35)	(40.56)	3.37**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	13	17	28
Ratio of expenses before expense reductions (%)	2.74	2.88	3.22*
Ratio of expenses after expense reductions (%)	2.50	2.50	2.50*
Ratio of net investment income (loss) (%)	(1.29)	(.49)	(.01)*
Portfolio turnover rate (%)	114	166	63**

[a] For the period from September 6, 2007 (commencement of operations) to May 31, 2008.

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charges.

[d] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class S Years Ended May 31,	2010	2009	2008[a]
Selected Per Share Data
Net asset value, beginning of period	$ 6.20	$ 10.41	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	(.02)	.04	.07
Net realized and unrealized gain (loss)	(.31)	(4.20)	.35
Total from investment operations	(.33)	(4.16)	.42
Less distributions from: Net investment income	—	(.05)	—
Net realized gains	—	(.00)***	(.01)
Total distributions	—	(.05)	(.01)
Redemption fees	.00***	.00***	.00***
Net asset value, end of period	$ 5.87	$ 6.20	$ 10.41
Total Return (%)[c]	(5.32)	(39.94)	4.17**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	16	20	14
Ratio of expenses before expense reductions (%)	2.12	1.89	2.25*
Ratio of expenses after expense reductions (%)	1.50	1.50	1.50*
Ratio of net investment income (loss) (%)	(.29)	.51	.99*
Portfolio turnover rate (%)	114	166	63**

[a] For the period from September 6, 2007 (commencement of operations) to May 31, 2008.

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Institutional Class Years Ended May 31,	2010	2009	2008[a]
Selected Per Share Data
Net asset value, beginning of period	$ 6.19	$ 10.40	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	(.02)	.02	.07
Net realized and unrealized gain (loss)	(.31)	(4.18)	.34
Total from investment operations	(.33)	(4.16)	.41
Less distributions from: Net investment income	—	(.05)	—
Net realized gains	—	(.00)***	(.01)
Total distributions	—	(.05)	(.01)
Redemption fees	.00***	.00***	.00***
Net asset value, end of period	$ 5.86	$ 6.19	$ 10.40
Total Return (%)[c]	(5.33)	(39.88)	4.07**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1	1	12
Ratio of expenses before expense reductions (%)	1.50	1.64	2.12*
Ratio of expenses after expense reductions (%)	1.50	1.50	1.50*
Ratio of net investment income (loss) (%)	(.29)	.51	.99*
Portfolio turnover rate (%)	114	166	63**

[a] For the period from September 6, 2007 (commencement of operations) to May 31, 2008.

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Climate Change Fund (the "Fund") is a diversified series of DWS Securities Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended, (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust. The Fund generally invests in climate change-related companies which engage in businesses whose growth is supported by increased environmental regulation, or which are developing and implementing ways to mitigate climate change or to adapt to climate change.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees. The Fund may use a fair valuation model to value international equity securities in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security, the size of the holding, the initial cost of the security, the existence of any contractual restrictions on the security's disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or evaluated prices from broker-dealers and/or pricing services, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company's or issuer's financial statements, an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Securities Lending. The Fund may lend securities to certain financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Derivatives. Authoritative accounting guidance requires that disclosures about the Fund's derivative and hedging activities and derivatives accounted for as hedging instruments must be disclosed separately from derivatives that do not qualify for hedge accounting. Because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings, the Fund's derivatives are not accounted for as hedging instruments. As such, even though the Fund may use derivatives in an attempt to achieve an economic hedge, the Fund's derivatives are not considered to be hedging instruments. The disclosure below is presented in accordance with authoritative accounting guidance.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund enters into futures contracts to hedge against anticipated equity market changes.

Futures contracts are valued at the most recent settlement price. Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures contracts against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of an underlying hedged security, index or currency. Risk of loss may exceed amounts recognized in the Statement of Assets and Liabilities.

There are no open futures contracts as of May 31, 2010. For the year ended May 31, 2010, the Fund invested in futures contracts with a total notional value ranging from $0 to approximately $7,676,000.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of May 31, 2010 is included in a table following the Fund's Investment Portfolio. For the year ended May 31, 2010, the Fund invested in forward currency contracts with a total contract value generally indicative of a range from $0 to approximately $20,781,000.

The following tables summarize the value of the Fund's derivative instruments held as of May 31, 2010 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Asset Derivatives	Forward Contracts
Foreign Exchange Contracts (a)	$ 693,442

The above derivative is located in the following Statement of Assets and Liabilities account:

(a) Unrealized appreciation on open forward foreign currency exchange contracts

Liability Derivatives	Forward Contracts
Foreign Exchange Contracts (a)	$ (431,052)

The above derivative is located in the following Statement of Assets and Liabilities accounts:

(a) Unrealized depreciation on open forward foreign currency exchange contracts and net payable on closed forward foreign currency exchange contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended May 31, 2010 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Forward Contracts	Future Contracts	Total Value
Equity Contracts (a)	$ —	$ (365,276)	$ (365,276)
Foreign Exchange Contracts (b)	(326,280)	—	(326,280)
	$ (326,280)	$ (365,276)	$ (691,556)

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Net realized gain (loss) from futures contracts

(b) Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

Change in Net Unrealized Appreciation (Depreciation)	Forward Contracts	Futures Contracts	Total Value
Equity Contracts (a)	$ —	$ 235,132	$ 235,132
Foreign Exchange Contracts (b)	588,979	—	588,979
	$ 588,979	$ 235,132	$ 824,111

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Change in net unrealized appreciation (depreciation) on futures contracts

(b) Change in net unrealized appreciation (depreciation) on foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Additionally, based on the Fund's understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

At May 31, 2010, the Fund had a net tax basis capital loss carryforward of approximately $39,198,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until May 31, 2017 ($17,813,000) and May 31, 2018 ($21,385,000), the respective expiration dates, whichever occurs first.

In addition, from November 1, 2009 through May 31, 2010, the Fund incurred approximately $2,946,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended May 31, 2011.

The Fund has reviewed the tax position for the open tax years as of May 31, 2010 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, recognition of certain foreign currency gains (losses) as ordinary income (loss) and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At May 31, 2010, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:

Capital loss carryforward	$ (39,198,000)
Net unrealized appreciation (depreciation) on investments	$ (8,971,597)

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Year Ended May 31,
	2010	2009
Distributions from ordinary income*	$ —	$ 286,008

* For tax purposes, short-term capital gains distributions are considered ordinary income distributions.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended May 31, 2010, purchases and sales of investment securities (excluding short-term investments) aggregated $83,059,242 and $99,735,311, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's subadvisor. Deutsche Asset Management International GmbH ("DeAMi"), an affiliate of the Advisor, serves as subadvisor with respect to investment and reinvestment of assets of the Fund, and is paid by the Advisor for its services.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee at an annual rate of 1.00% of the Fund's average daily net assets, computed and accrued daily and payable monthly.

For the period from June 1, 2009 through September 30, 2010, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	1.75%
Class C	2.50%
Class S	1.50%
Institutional Class	1.50%

Accordingly, for the year ended May 31, 2010, the Advisor waived a portion of its management fee pursuant to the Investment Management Agreement aggregating $1,431 and the amount charged aggregated $739,004, which was equivalent to an annual effective rate of 1.00% of the Fund's average daily net assets.

For the year ended May 31, 2010, the Advisor reimbursed the Fund $56,563 of sub-recordkeeping expense for Class S shares.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administration Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets computed and accrued daily and payable monthly. For the year ended May 31, 2010, the Administration Fee was $74,044, of which $4,901 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended May 31, 2010, the amounts charged to the Fund by DISC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at May 31, 2010
Class A	$ 56,868	$ 56,868	$ —
Class C	27,466	27,466	—
Class S	86,253	86,253	—
Institutional Class	17	—	17
	$ 170,604	$ 170,587	$ 17

Distribution and Service Fees. Under the Fund's Class C 12b-1 Plan, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of the average daily net assets of the Class C shares of the Fund. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the year ended May 31, 2010, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at May 31, 2010
Class C	$ 118,988	$ 8,561

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A and Class C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended May 31, 2010, the Service Fee was as follows:

Service Fee	Total Aggregated	Waived	Annual Effective Rate
Class A	$ 81,753	$ 18,747.19%
Class C	39,042	9,525.19%
	$ 120,795	$ 28,272

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended May 31, 2010 aggregated $1,184.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is 1% of the value of the shares redeemed for Class C. For the year ended May 31, 2010, the CDSC for Class C shares aggregated $4,046. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A. For the year ended May 31, 2010, DIDI received $82 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended May 31, 2010, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $32,655, of which $6,958 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in affiliated funds managed by the Advisor. Affiliated cash management vehicles do not pay the Advisor a management fee. The Fund currently invests in Central Cash Management Fund. Prior to October 2, 2009, the Fund invested in Cash Management QP Trust ("QP Trust"). Effective October 2, 2009, QP Trust merged into Central Cash Management Fund. Central Cash Management Fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital.

D. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $450 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 20 percent of its net assets under the agreement.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended May 31, 2010		Year Ended May 31, 2009
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	1,154,892	$ 7,506,817	3,341,422	$ 24,961,655
Class C	451,923	2,955,483	1,158,775	8,432,842
Class S	1,952,513	12,780,364	3,422,547	23,652,256
Institutional Class	30,978	208,727	51,293	303,756
		$ 23,451,391		$ 57,350,509
Shares issued to shareholders in reinvestment of distributions
Class A	—	$ —	28,766	$ 155,337
Class C	—	—	116	625
Class S	—	—	11,200	60,479
Institutional Class	—	—	2,335	12,607
		$ —		$ 229,048
Shares redeemed
Class A	(2,741,158)	$ (17,993,902)	(3,240,683)	$ (20,204,142)
Class C	(935,787)	(5,981,889)	(1,197,794)	(6,768,361)
Class S	(2,385,064)	(16,130,714)	(1,616,736)	(10,368,127)
Institutional Class	(77,783)	(519,856)	(943,399)	(7,749,108)
		$ (40,626,361)		$ (45,089,738)
Redemption fees		$ 1,127		$ 4,568
Net increase (decrease)
Class A	(1,586,932)	$ (10,486,790)	129,505	$ 4,916,767
Class C	(484,042)	(3,026,406)	(38,903)	1,665,111
Class S	(432,802)	(3,349,518)	1,817,011	13,345,254
Institutional Class	(46,855)	(311,129)	(889,771)	(7,432,745)
		$ (17,173,843)		$ 12,494,387

F. Review for Subsequent Events

Management has evaluated the events and transactions subsequent to year end through the date the financial statements were available to be issued, and has determined that there were no material events that would require disclosure in the Fund's financial statements.

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS Securities Trust and Shareholders of DWS Climate Change Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS Climate Change Fund (the "Fund") at May 31, 2010, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts July 29, 2010	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

For federal income tax purposes, the Fund designates $920,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 9, 2009, As Revised November 20, 2009

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2009, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007 and 2008.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and serve in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 124 publicly offered Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust as of May 31, 2010. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Paul K. Freeman, Independent Chairman, DWS Funds, PO Box 101833, Denver, CO 80250-1833. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the board of one or more DWS funds now overseen by the Board.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen
Paul K. Freeman (1950) Chairperson since 2009 Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Governing Council of the Independent Directors Council (governance, education committees); formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	126
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	126
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Lead Director, Becton Dickinson and Company[3] (medical technology company); Lead Director, Belo Corporation[3] (media company); Public Radio International; Public Radio Exchange (PRX); The PBS Foundation. Former Directorships: Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	126
Dawn-Marie Driscoll (1946) Board Member since 1987

President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)

		126
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Box Top Media Inc. (advertising); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies	126
Kenneth C. Froewiss (1945) Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	126
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	126
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	126
Rebecca W. Rimel (1951) Board Member since 1995

President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Trustee, Pro Publica (2007-present) (charitable organization); Director, CardioNet, Inc.[2] (2009-present) (health care). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Director, Viasys Health Care[2] (January 2007-June 2007)

		126
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989-September 2003)	126
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, Financial Markets US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation. Former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	126
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	129
Officers[4]
Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[6] (1965) President, 2006-present

Managing Director[3], Deutsche Asset Management (2006-present); President of DWS family of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

Ingo Gefeke[7] (1967) Executive Vice President since 2010

Managing Director[3], Deutsche Asset Management; Global Head of Distribution and Product Management, DWS Global Head of Trading and Securities Lending. Member of the Board of Directors of DWS Investment GmbH Frankfurt (since July 2009) and DWS Holding & Service GmbH Frankfurt (since January 2010); formerly, Global Chief Administrative Officer, Deutsche Asset Management (2004-2009); Global Chief Operating Officer, Global Transaction Banking, Deutsche Bank AG, New York (2001-2004); Chief Operating Officer, Global Banking Division Americas, Deutsche Bank AG, New York (1999-2001); Central Management, Global Banking Services, Deutsche Bank AG, Frankfurt (1998-1999); Relationship Management, Deutsche Bank AG, Tokyo, Japan (1997-1998)

John Millette[8] (1962) Vice President and Secretary, 1999-present	Director[3], Deutsche Asset Management
Paul H. Schubert[6] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present

Managing Director[3], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson[8] (1962) Chief Legal Officer, April 2010-present	Managing Director[3], Deutsche Asset Management; formerly, Assistant Secretary for DWS family of funds (1997-2010)
Rita Rubin[9] (1970) Assistant Secretary, 2009-present

Vice President and Counsel, Deutsche Asset Management (since October 2007); formerly, Vice President, Morgan Stanley Investment Management (2004-2007); Attorney, Shearman & Sterling LLP (2004); Director and Associate General Counsel, UBS Global Asset Management (US) Inc. (2001-2004)

Paul Antosca[8] (1957) Assistant Treasurer, 2007-present	Director[3], Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark[8] (1967) Assistant Treasurer, 2007-present	Director[3], Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Diane Kenneally[8] (1966) Assistant Treasurer, 2007-present	Director[3], Deutsche Asset Management
John Caruso[10] (1965) Anti-Money Laundering Compliance Officer, 2010-present	Managing Director[3], Deutsche Asset Management
Robert Kloby[9] (1962) Chief Compliance Officer, 2006-present	Managing Director[3], Deutsche Asset Management

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

6 Address: 345 Park Avenue, New York, New York 10154.

7 The mailing address of Mr. Gefeke is 345 Park Avenue, New York, New York 10154. In addition, Mr. Gefeke is an interested Board Member of certain DWS funds by virtue of his positions with Deutsche Asset Management. As an interested person, Mr. Gefeke receives no compensation from the fund.

8 Address: One Beacon Street, Boston, MA 02108.

9 Address: 280 Park Avenue, New York, New York 10017.

10 Address: 60 Wall Street, New York, New York 10005.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:

For shareholders of Classes A, C and Institutional Class:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-investments.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting

The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	WRMAX	WRMCX	WRMSX	WRMIX
CUSIP Number	23337G 860	23337G 852	23337G 845	23337G 837
Fund Number	446	746	2046	1446

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period, May 31, 2010, DWS Climate Change Fund has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS CLIMATE CHANGE FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended May 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2010	$49,524	$0	$0	$0
2009	$50,300	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year May 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2010	$9,500	$0	$0
2009	$0	$19,000	$0

The “Audit-Related Fees” were billed for services in connection with the agreed-upon procedures and the above “Tax Fees” were billed in connection with tax compliance.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended May 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2010	$0	$0	$100,000	$100,000
2009	$0	$19,000	$0	$19,000

All other engagement fees were billed for services in connection with an internal control review of a subadvisor.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

PwC advised the Fund's Audit Committee that PwC has identified two matters that it determined to be inconsistent with the SEC's auditor independence rules. In the first instance, an employee of PwC had power of attorney over an account which included DWS funds. The employee did not perform any audit services for the DWS Funds, but did work on a non audit project for Deutsche Bank AG. In the second instance, an employee of PwC served as a nominee shareholder (effectively equivalent to a Trustee) of various companies/trusts since 2001. Some of these companies held shares of Aberdeen, a sub advisor to certain DWS Funds, and of certain funds sponsored by subsidiaries of Deutsche Bank AG. The trustee relationship has ceased. PwC informed the Audit Committee that these matters could have constituted an investment in an affiliate of an audit client in violation of the Rule 2-01(c)(1) of Regulation S-X. PwC advised the Audit Committee that PwC believes its independence had not been impacted as it related to the audits of the Fund. In reaching this conclusion, PwC noted that during the time of its audit, the engagement team was not aware of the investment and that PwC does not believe these situations affected PwC's ability to act objectively and impartially and to issue a report on financial statements as the funds' independent auditor.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Paul K. Freeman, Independent Chairman, DWS Funds, P.O. Box 101833, Denver, CO 80250-1833.

ITEM 11.	CONTROLS AND PROCEDURES

(a)          The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)         There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Climate Change Fund, a series of DWS Securities Trust

By:	/s/Michael G. Clark Michael G. Clark President

Date:	July 30, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Climate Change Fund, a series of DWS Securities Trust

By:	/s/Michael G. Clark Michael G. Clark President

Date:	July 30, 2010

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	July 30, 2010